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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) July 8, 1997


                               PICO HOLDINGS, INC.
                               -------------------
               (Exact name of registrant as specified in charter)


         California                     0-18786                 94-2723335
         ----------                     -------                 ----------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)          Identification No.)


875 Prospect Street, Suite 301, La Jolla, California                 92037
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      (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code (619) 456-6022




          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     The Registrant has engaged Deloitte & Touche, L.L.P. ("Deloitte") as the independent accountant for the Registrant effective July 8, 1997.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PICO HOLDINGS, INC.


Date: July 15, 1997                  By: /s/ Gary W. Burchfield
                                         -------------------------------------
                                         Gary W. Burchfield
                                         Chief Financial Officer and Treasurer


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